Finance income and expenses - Finance expenses (Details) - USD ($) $ in Millions		12 Months Ended
		Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Finance income and expenses
Interest expenses		$ 224.8	$ 168.9	$ 150.4
Adjustments to financial liabilities in respect estimated cashflows and repayments	[1]	5.1	3.9	22.0
Loss reclassified on derecognition of investment in debt instruments at fair value through other comprehensive income		2.6
Net foreign currency exchange rate differences				13.6
Impairment losses on trade and other receivables		6.9	2.8	3.3
Total finance expenses		239.4	$ 175.6	$ 189.3
Adjustments for increase (decrease) in financial liabilities held for trading		$ 5.0

[1]	In 2022, includes US$ 5 million expense in respect of the early repayment of Tranche-E (see also Note 1(b)).